IMPORTANT INFORMATION REGARDING THE FEDERATED FUNDS

SUPPLEMENT TO CURRENT statutory PROSPECTUSES
Money Market Obligations Trust
Federated California Municipal Cash Trust
Federated New York Municipal Cash Trust
Federated Government Obligations Tax-Managed Fund
Federated Municipal Obligations Fund
Federated Tax-Free Obligations Fund
INSTITUTIONAL SHARES
In the prospectuses, under the section entitled “Account and Share Information,” under the sub-section “Dividends and Capital Gains” please replace the following language:
“If you have elected to receive dividends and/or capital gains distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.”
With the following:
“SMALL DISTRIBUTIONS AND UNCASHED CHECKS
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800- 341-7400.”
April 4, 2014
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451808 (4/14)